[VK-SVI-SUMSTAT-SUPP]
Summary Prospectus and Statutory Prospectus Supplement dated April 20, 2020

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for Class A, C, R and Y shares of the Fund listed below:

Invesco Small Cap Value Fund

This supplement amends the Prospectuses for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Prospectuses and retain it for future reference.

The Prospectuses are amended to reflect that Class R shares are no longer closed to new investors.  The information about Class R shares included under the heading “Performance Information”, including in the “Average Annual Total Returns” table thereunder, is amended to reflect that the inception date for Class R shares is April 17, 2020.